SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12.

BOYD GAMING CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BOYD GAMING CORPORATION 2025 Annual Meeting Vote by May 07, 2025 11 :59 PM ET BOYD GAMING CORPORATION 3883 HOWARD HUGHES PARKWAY NINTH LOOR LAS VEGAS, NV 89169ATIN: DAVID STROW You invested in BOYD GAMING CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 08, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report/1 OK online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 08, 2025 1:00PM PDT vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com/BYD2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) John R. Bailey 04) Marianne Boyd Johnson 07) A. Randall Thoman 0 For 02) William R. Boyd 05) Keith E. Smith 08) Paul W. Whetsell 03) Michael A. Hartmeier 06) Christine J. Spadafor 2 To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 0 For fiscal year ending December 31, 2025. 3 Advisory vote on executive compensation. 0 For 4 Advisory vote on the stockholder proposal regarding the commissioning of a report on the effects of a company- 0 Against wide non-smoking policy. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.